State Street/Ramius Managed Futures Strategy Fund
A series of Investment Managers Series Trust

Supplement dated January 6, 2015,
To the Summary Prospectus dated May 6, 2014,
and the Prospectus and Statement of Additional Information each dated May 1, 2014

*** Important Notice Regarding the Fund ***

Effective January 1, 2015, Ramius Trading Strategies LLC (the “Advisor”), the Fund’s advisor, has lowered (i) its management fee from 1.60% to 1.35% and (ii) its contractual expense caps for Class A shares and Class I shares from 2.10% and 1.85% to 1.90% and 1.65%, respectively.

The following replaces information in the “Summary Section” of the Prospectus and the Summary Prospectus:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund and/or the shares of other Ramius Funds, which are offered in separate prospectuses. (Please contact the Fund at 877-672-6487 to receive a prospectus for another Ramius Fund.)  More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 33 of this Prospectus.

	Class A Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00% 1	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%
Wire fee	$20	$20
Overnight check delivery fee	$15	$15
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses2 (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.35%	1.35%
Subadvisory fees	0.08%	0.08%
Distribution and service (Rule 12b-1) fees	0.25%	None
Other expenses	0.41%	0.41%
Subsidiary expenses, including Trading Entities’ expenses 3	2.51%	2.51%
Acquired fund fees and expenses	0.01%	0.01%
Total annual fund operating expenses	4.61%	4.36%
Fee waiver and/or expense reimbursements 4	(0.48%)	(0.48%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements4	4.13%	3.88%

1.
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such Shares within 18 months of the date of purchase.

2.	The expense information in the table has been restated to reflect current fees.

3.
This item includes management fees paid by the Subsidiary to the Advisor (as both are defined in this Prospectus) at the annual rate of 1.35% of the Subsidiary’s average daily net assets..  Subsidiary expenses include fees and expenses of the Trading Entities (as defined in this Prospectus) which are borne indirectly by the Fund as a result of investing in the Trading Entities through the Subsidiary, including management fees paid by the Trading Entities to the Trading Advisors (as defined in this Prospectus) and performance fees based on trading profits (both realized and unrealized) to the Trading Advisors.  Actual fees and expenses may vary from year to year, including depending on the Trading Entities’ profits and amount of assets allocated to each Trading Entity.

4.
The Advisor has contractually agreed to waive its fees and/or pay for operating  expenses of the Fund to ensure that total annual fund operating expenses (excluding any (i) expenses included in the “Subsidiary expenses, including Trading Entity expenses” line item in the table above, (ii) acquired fund fees and expenses, (iii) interest, (iv) taxes, (v) dividends on short positions, (vi) brokerage commissions, (vii) front-end or contingent deferred loads, (viii) expenses incurred in connection with any merger or reorganization and (ix) extraordinary expenses such as litigation expenses) do not exceed 1.90% and 1.65% of the average daily net assets of the Fund’s Class A and Class I shares, respectively.  This agreement is effective until April 30, 2016, and may be terminated before that date only by the Trust’s Board of Trustees.  The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it reimbursed for a period of three years from the date of the waiver or payment. In addition, the Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary pursuant to the investment advisory agreement between the Subsidiary and the Advisor.  This undertaking may not be terminated by the Advisor as long as the investment advisory agreement between the Subsidiary and the Advisor is in place unless the Advisor obtains the prior approval of the Fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$942	$1,824	$2,713	$4,967
Class I shares	$390	$1,278	$2,176	$4,474

Effective January 1, 2015, all references in the Prospectus and Statement of Additional Information to the annual management fee and expenses caps are revised as indicated above.

Please file this Supplement with your records.